Corporate Overview November 2016 Real Alloy Real Alloy 3700 Park East Dr., Suite 300 Beachwood, OH 44122 www.realalloy.com Exhibit 99.2

Cautions about forward-looking statements and other notices Cautionary Statement Regarding Forward-Looking Statements. This presentation contains forward-looking statements, which are based on our current expectations, estimates and projections about Real Industry, Inc. and its subsidiaries’ (the “Company”) businesses and prospects, as well as management’s beliefs and certain assumptions made by management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “should,” “will” and variations of these words are intended to identify forward-looking statements. Such statements speak only as of the date hereof and are subject to change. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason. These statements include, but are not limited to, statements about the Company’s long-term investment decisions, further acquisitions, potential de-leveraging and expansion and business strategies; anticipated growth opportunities; the amount of capital-raising necessary to achieve those strategies; utilization of federal net operating loss tax carryforwards; Real Alloy’s improvements to operating efficiencies and cost of sales; auto demand in future periods; timing for hedging of commodity pricing in future periods; as well as future performance, growth, operating results, financial condition and prospects. Such statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Accordingly, actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. Important factors that may cause such a difference include, but are not limited to the Company’s ability to successfully identify, consummate and integrate acquisitions and/or other businesses; changes in business or other market conditions; the difficulty of keeping expense growth at modest levels while increasing revenues; the difficulty of making operating and cost improvements; the Company’s ability to successfully defend against current and new litigation and indemnification matters, as well as demands by investment banks for defense, indemnity, and contribution claims; the Company’s ability to identify and recruit management; the Company’s ability to maintain the listing requirements of the NASDAQ; and other risks detailed from time to time in the Company’s SEC filings, including but not limited to the most recently filed Annual Report on Form 10-K and subsequent reports filed on Forms 10-Q and 8-K. Use of Non-GAAP Financial Measures. This presentation includes references to the non-GAAP financial measures of segment earnings before interest, taxes, depreciation and amortization and, with certain additional adjustments (“Segment Adjusted EBITDA”). Management believes that Segment Adjusted EBITDA enhances the understanding of the financial performance of the operations of Real Alloy (and prior to its acquisition, the former Global Recycling and Specification Alloys business of Aleris Corporation) by investors and lenders. As a complement to financial measures recognized under GAAP, management believes that Segment Adjusted EBITDA assists investors who follow the practice of some investment analysts who adjust GAAP financial measures to exclude items that may obscure underlying performance and distort comparability. Because Segment Adjusted EBITDA is not a measure recognized under GAAP, it is not intended to be presented herein as a substitute for net earnings (loss) as an indicator of operating performance. Segment Adjusted EBITDA is the primary performance measurement used by our senior management and Board of Directors to evaluate segment operating results. A reconciliation to the GAAP equivalent of Segment Adjusted EBITDA, net earnings (loss), is provided herein, in our Forms 10-Q filed with the SEC on May 10, 2016, August 9, 2016, and November 9, 2016, on our Form 10-K filed on March 15, 2016, on our Form 8-K filed with the SEC on June 29, 2015, and in Note 4 on page S-35 of the Prospectus Supplement No. 1 dated January 29, 2015 for the rights offering as filed with the SEC.

Corporate overview Business Description & Strategy Publicly traded, NOL-rich holding company seeking well-managed and consistently profitable businesses Ticker NASDAQ: RELY Share Price $5.40 (as of 11/1/16) Market Capitalization $159 million (as of 11/1/16) Shares Outstanding 29.4 million (as of 11/1/16) Cash(1) $13.0 million (as of 9/30/16) Net Debt(2) $320.6 million (as of 9/30/16) Preferred Stock $24.1 million (carrying value as of 9/30/16) NOLs Federal NOLs of approximately $870 million begin to expire 2027 Management & Board Stockholders and seasoned professionals with extensive experience in acquiring, building and managing successful businesses Does not include cash balance at subsidiary Real Alloy. Represents debt, less cash balances and capitalized issuance costs at subsidiary Real Alloy.

organization Real Alloy Intermediate Holding, LLC (Delaware) Real Alloy Holding, Inc. (Delaware) Real Industry, Inc. (Delaware) SGGH, LLC (Delaware) NABCO, LLC -Sold January 2015 Cosmedicine, LLC (Delaware) Holding company structure Key Executives Kyle Ross, Interim CEO, President John Miller, EVP Operations Michael Hobey, CFO 6 member Board Corporate staff of 10 employees (Accounting, Tax, Legal and M&A) ~$870M Federal NOLs (as of 12/31/15) Issuer of $25M Preferred Stock (face) Real Industry’s Direct Subsidiaries Acquisition closed February 2015 Issuer of 10% $305M Senior Secured Notes due 2019 (B3/B) Holdco of Real Alloy businesses

Building value Create a consistently profitable enterprise by allocating capital to improve the value of existing businesses and execute accretive acquisitions with a disciplined approach to value and structure Drive stock holder value by focusing on per share earnings growth over time Use our tax assets to increase free cash flow Parent Objectives Acquisition Criteria Post-Closing Priorities Other target characteristics: Proven management Edge/sustainable competitive advantage Industry leader High EBITDA to EBIT conversion Focus on transition into RELY De-leverage Continuous improvement initiatives and operational excellence Businesses that align with our unique attributes: Real Alloy operation and team Tax assets Public holding company structure

OVERVIEW Global leader in third-party aluminum recycling Converts aluminum scrap and dross into reusable aluminum and specification alloys Customers are automotive OEMs and suppliers, rolling mills, and extruders 30+ year operating history 300+ customers worldwide Implemented and Utilizing Hoshin Kanri/Lean Six Sigma initiative Purchased in February 2015 at 6.25x multiple of LTM Adjusted EBITDA Completed TSA / Separation from Aleris Stand Alone operations – April 2016 Volume(1) Invoiced by End Use Volume(1) by Region Note: All tonnage information is presented in metric tonnes. (1) Based on 2016 September YTD Volume

Experienced Management Team Exceptional management team with collectively 180+ years of industry experience # = Years of aluminum industry experience # = Company tenure Gaylord Seemann Vice President, Information Technology Randy Collins Vice President, Commercial, North America Director, Treasury and FP&A North America Director, Operations & Manufacturing, North America Russell Barr Executive Vice President & General Manager, Europe Cathryn Griffin Vice President, Legal Director, Operations & Technology, Europe Director, Human Resources, Europe Director, Finance, Europe 33 11 11 4 10 8 Director, Commercial Europe 2 22 1 25 28 33 28 7 11 4 4 8 2 22 1 25 Director, Global Business Transformation Leader Director, Human Resources, North America Director, Accounting and Financial Reporting, North America Terry Hogan President Director, Operations & Manufacturing, North America 16 4 1 4 6 1 10 6

Global geographic footprint Coldwater Post Falls Goodyear Sapulpa Loudon Morgantown Friendly Chicago Heights Rock Creek Macedonia Elyria Wabash Mississauga Steele Monclova Saginaw Swansea Toeging Grevenbroich Deizisau (Stuttgart) Eidsväg Raudsand 24 facilities Worldwide 18 in North America and 6 in Europe (2) (2)

Furnace Ready Twitch Requires Pre-Processing Turnings Old Cast Old Sheet Process Flow Overview Melting Melting, casting and delivery of aluminum products Pre-Processing Shredding, drying and milling of aluminum scrap and by-products Molten Sows Ingots Others Deox Fabricated products Magnesium recycling Raw Scrap Materials Process Products Real Alloy’s pre-processing equipment provides access to broader scrap types

How real alloy serves its Customers Integrated with Customers Through Closed-Loop Operations Illustrative Operations Flow – Aluminum Fabrication Chain Competitive Advantage Value Proposition for Customers Impact to Real Alloy Close proximity to customers Integrated into supply chain Multiple facilities to support customers Operational expertise and scale bring higher efficiency and quality Maximize use of customers’ metal units to minimize their metal risk Average customer relationship spans more than 10 years ~95% renewal rate with top customers Pre-Processing Melting Casting Ingots Scrap Rolling / Extrusion Scrap End-Product Fabrication Scrap Integrated Recycling Value Chain Casting End-Customers

Key competitive advantage 12 facilities able to deliver “just in time” molten metal for direct use in customers’ operations ~38% of 2016 YTD volume delivered in molten form Provides significant savings and productivity to customers Increases throughput Eliminates re-melting costs Competitive advantages: Strong technical capabilities required Geographic range limitation (i.e. 250 mile delivery radius) Law prohibits molten delivery across the Alps Delivery of molten metal results in benefits for both Real Alloy and its customers

Low commodity risk Business Model Tolling Processes metal owned by customers –No ownership of inventory insulates from metal price risk and reduced working capital needs Charges a tolling or processing fee on a per pound or tonne volume basis Pass-through arrangements on energy and other costs Buy / Sell Purchases aluminum scrap in the open market and sells the converted metal Profitability driven by the metal spread Hedges a portion of its buy/sell volume in Europe Rapid inventory turns (~12x/year) ensures minimal commodity price exposure Real Alloy operates using two types of customer arrangements: Tolling (~53%) and Buy/Sell (~47%), based on LTM as of September 30, 2016

Risk Management General Corporate philosophy of taking as much risk off table as possible Approximately 2/3 of annual Real Alloy volume is protected from metal price fluctuations Multiple hedge counterparties are in place and additional relationships are being negotiated Metal No hedging is needed for tolling business Approximately 70% of European buy/sell contracts are hedged North American metal risk managed physically Natural Gas Prices locked with physical contracts in Europe and with financial hedges in North America through the end of 2016 for a significant portion of overall exposure Have begun locking physically and/or financially hedging a portion of 2017 and 2018 exposure Percentage of volumes tolled and hedged

Market dynamics Economic Variable Impact on Real Alloy LME price of aluminum and “Midwest Premium” Limited; a rising metal environment is directionally better for the business and vice versa, all else being equal Prices products based on published market prices (Platts, Metal Bulletin); generally not off the LME Scrap for the buy/sell business is purchased locally and pricing is based on supply/demand Primary aluminum production by China Limited; more a factor in LME price dynamic (see box above) Demand for scrap imports by China Impacts pricing but not always spreads, which are more meaningful Decreasing since 2013 due to government regulation, a slowing economy in China, and internal scrap generation Natural gas volatility Changes tend to impact Platts and Metal Bulletin pricing Aim to hedge a portion in the future markets Foreign currency Mostly translation risk as Real Alloy Europe purchases and sells in local currency

Aluminum market update P1020 LME price plus the Midwest Premium (MWP). MWP is the cost of freight and handling to ship aluminum from LME warehouses to the Midwest USA. LME London Metal Exchange MW380 Platts Metal Week 380, common aluminum alloy used in casting automotive parts in the U.S. MB226 Metal Bulletin 226, common aluminum alloy used in casting automotive parts in Europe Source: Platts, London Metal Exchange, Metal Bulletin MW380 and MB226 have not increased with LME and P1020 (2.0%) (1.7%) 1.1% 3.3% Increase / (Decrease) 2Q vs 3Q Average

Scrap market update *Average of Platts Twitch, Cast and Turnings Prices (Right Axis)

Gross profit calculated by taking the Platts A380 price less the specified Scrap costs on a recovered and alloyed basis less a conversion fee. Profitability by scrap type Management focused on optimizing blends

REAL INDUSTRY INC

DEMAND OUTLOOK

Segment	Outlook	% of Business	Estimated Growth CAGR '16-'20	Underlying Drivers
Automotive	⇧	60%	10-11%	• New CAFE standards average 54 mpg target 54mpg by 2025 • Light weighting will increase AL content, engine downsizing offset by additional structural parts • CO2 reduction targets in Europe
Cans	⇔	19%	0%+/-	• Overall demand expected to be flat • Market shifting toward health drinks/water, which are sold in plastic containers
Steel	⇔	6%	0 +/-	• Flat to down impacted by China
Building and Construction	⇧	1%	2-3%	• Housing and infrastructure driven
Global AL Castings (Spec) Market	⇧	-	5-6%	• Growth primarily driven by automotive • Primary Foundry Alloys are a growing segment

Source: CRU - Nov 2015

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Real alloy(1) FINANCIAL SUMMARY Segment Revenue (5) ($ millions) Volume Invoiced (metric tons in thousands) Note: Numbers may not add due to rounding. (1) Financial data prior to 2015 is of the global recycling and specification alloys business of Aleris. (2)Financial data prior to 2015 is before any estimated standalone impact. (3) LTM is reflective of information as of September 30, 2016. (4) LTM Segment Adjusted EBITDA is based on a) Segment Adjusted EBITDA for the year ended December 31, 2015 (from the 2015 Form 10-K); less b) Segment Adjusted EBITDA for the nine months ended September 30, 2015 (from the September 30, 2015 Form 10-Q); plus Segment Adjusted EBITDA for the nine months ended September 30, 2016 (from the September 30, 2016 Form 10-Q). (5) Differences between segment totals and consolidated totals are included in Corporate and Other. (4)

appendix

Beck Aluminum ~ Opportunistic Acquisition $24M Transaction Acquired two new facilities (Mt. Pleasant, WI and Houston, TX) that began operation in 2015 and are operating at high capacity utilization and one currently idled (Lebanon, PA). Expands its product offering further into high purity foundry alloys, and, through its strategic partnership with Beck Trading, it will be able to provide its customers with access to prime aluminum and other prime based alloys. Acquisition to be accretive to earnings in 2017 and meet its 20% IRR return target. Capital expenditures associated with the acquired plants are expected to be low for the next several years given their relatively new construction. No dilution to Real Industry stockholders.

Evolution and transformation 1973: Changed name to Fremont General Corp. Strategic Transition 1963: Founded as an insurance company June 2008: Voluntarily filed for Chapter 11 bankruptcy June 2010: Reorganized as Signature Group Holdings; NOLs remain intact July 2011: Acquired NABCO for $36.9M Sept. 2012: Zell Credit Opportunity Fund >5% Stake Oct. 2014: Entered into definitive purchase agreement to acquire Real Alloy from Aleris for $525M Dec. 2014: Completed $28M Primary Equity offering Jan. 2015: Closed sale of NABCO for gross proceeds of $78M Jan. 2015: Closed $305M Senior Secured Notes offering pending Real Alloy acquisition 2010 Feb. 2015: Completed stapled Rights Offering for gross proceeds of $55M Feb. 2015: Closed acquisition of Real Alloy June 2015: Changed corporate name to ‘Real Industry’; 2 members added to Board July 2015: Raised $8.2M in at-the-market offering to support next bid June 2015: Enter Russell 2000 Index® Apr. 2015: Uplisted to NASDAQ | 1963 | 2015 Sept. 2013-Jan 2014: Prepare for growth - $300M shelf registration; reverse split; corporate reincorporation Oct. 2015: $700M shelf registration filed August. 2016: New Leadership Team Kyle Ross – Interim CEO Michael Hobey - CFO

REAL INDUSTRY INC

3Q 2016 FINANCIAL STATEMENTS

Unaudited Condensed Consolidated Statements of Operations

(In millions, except per share amounts)	Three Months Ended September 30, 2016	Three Months Ended September 30, 2015	Nine Months Ended September 30, 2016	Nine Months Ended September 30, 2015
Revenues	$ 314.9	$ 338.6	$ 945.2	$ 845.1
Cost of sales	298.3	313.2	889.7	793.5
Gross profit	16.6	25.4	55.5	51.6
Operating costs	20.1	18.0	53.0	44.6
Operating profit (loss)	(3.5)	7.4	2.5	7.0
Nonoperating expense, net	7.8	4.9	24.2	43.2
Earnings (loss) from continuing operations before income taxes	(11.3)	2.5	(21.7)	(36.2)
Income tax expense (benefit)	(0.5)	0.5	0.4	(6.7)
Earnings (loss) from continuing operations	(10.8)	2.0	(22.1)	(29.5)
Earnings (loss) from discontinued operations, net of income taxes	—	(0.7)	0.1	26.5
Net earnings (loss)	(10.8)	1.3	(22.0)	(3.0)
Earnings from continuing operations attributable to noncontrolling interest	0.1	0.1	0.5	0.3
Net earnings (loss) attributable to Real Industry, Inc.	$ (10.9)	$ 1.2	$ (22.5)	$ (3.3)
EARNINGS (LOSS) PER SHARE				
Net earnings (loss) attributable to Real Industry, Inc.	$ (10.9)	$ 1.2	$ (22.5)	$ (3.3)
Dividends on Redeemable Preferred Stock, in-kind	(0.5)	(0.5)	(1.4)	(1.0)
Accretion of discount on Redeemable Preferred Stock	(0.2)	(0.2)	(0.8)	(0.6)
Net earnings (loss) available to common stockholders	$ (11.6)	$ 0.5	$ (24.7)	$ (4.9)
Basic earnings (loss) per share:				
Continuing operations	$ (0.40)	$ 0.04	$ (0.85)	$ (1.21)
Discontinued operations	—	(0.02)	—	1.02
Basic earnings (loss) per share	$ (0.40)	$ 0.02	$ (0.85)	$ (0.19)
Diluted earnings (loss) per share:				
Continuing operations	$ (0.40)	$ 0.04	$ (0.85)	$ (1.21)
Discontinued operations	—	(0.02)	—	1.02
Diluted earnings (loss) per share	$ (0.40)	$ 0.02	$ (0.85)	$ (0.19)

Note: Results include only 7 months for Real Alloy for nine months ended September 30, 2015. See Form 10-Q filing for additional information.

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3q 2016 financial statements cont’d Condensed Consolidated Balance Sheets September 30, December 31, (In millions) 2016 2015 ASSETS Current assets: Cash and cash equivalents $ 34.6 $ 35.7 Trade accounts receivable, net 97.1 77.2 Financing receivable 45.2 32.7 Inventories 95.5 101.2 Prepaid expenses, supplies, and other current assets 25.9 24.7 Current assets of discontinued operations — 0.3 Total current assets 298.3 271.8 Property, plant and equipment, net 287.3 301.5 Intangible assets, net 13.2 15.1 Goodwill 104.6 104.3 Other noncurrent assets 8.9 8.2 TOTAL ASSETS $ 712.3 $ 700.9 LIABILITIES, REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY Current liabilities: Trade payables $ 112.4 $ 100.9 Accrued liabilities 41.6 51.8 Long-term debt due within one year 2.4 2.3 Current liabilities of discontinued operations 0.1 0.1 Total current liabilities 156.5 155.1 Accrued pension benefits 39.3 38.0 Environmental liabilities 11.7 11.7 Long-term debt, net 339.8 312.1 Common stock warrant liability 4.2 6.9 Deferred income taxes 5.9 6.7 Other noncurrent liabilities 6.9 5.4 Noncurrent liabilities of discontinued operations 0.7 0.7 TOTAL LIABILITIES 565.0 536.6 Redeemable Preferred Stock 24.1 21.9 TOTAL STOCKHOLDERS' EQUITY 123.2 142.4 TOTAL LIABILITIES, REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY $ 712.3 $ 700.9

Segment adjusted ebitda reconciliation to real industry net LOSS Note: Results include only 7 months for Real Alloy for nine months ended September 30, 2015. See Form 10-Q filing for additional information. Three Months Ended September 30, Nine Months Ended September 30, (In millions) 2016 2015 2016 2015 Segment Adjusted EBITDA $ 16.9 $ 22.8 $ 56.1 $ 53.2 Unrealized gains (losses) on derivative financial instruments (0.6) 0.5 0.9 (0.8) Segment depreciation and amortization (11.3) (10.3) (36.6) (24.2) Amortization of inventories and supplies purchase accounting adjustments — (1.3) (0.9) (8.5) Corporate and Other selling, general and administrative expenses (7.5) (3.2) (14.4) (10.5) Other, net (1.0) (1.1) (2.6) (2.2) Operating profit (loss) (3.5) 7.4 2.5 7.0 Interest expense, net (9.2) (9.2) (27.5) (26.6) Change in fair value of common stock warrant liability 1.9 3.4 2.6 (2.2) Acquisition-related costs and expenses — — — (14.8) Foreign exchange gains on intercompany loans — — 1.0 — Other nonoperating income, net (0.5) 0.9 (0.3) 0.4 Income tax benefit (expense) 0.5 (0.5) (0.4) 6.7 Earnings (loss) from discontinued operations, net of income taxes — (0.7) 0.1 26.5 Net earnings (loss) $ (10.8) $ 1.3 $ (22.0) $ (3.0)

REAL INDUSTRY INC

REAL ALLOY[1] ADJUSTED EBITDA RECONCILIATION

($ millions)	2011	2012	2013	2014	2015
Net income	**$68.7**	**$26.4**	**$19.0**	**$29.3**	**($27.2)**
Interest expense	0.0	0.0	0.0	0.0	35.0
Provision for income taxes	14.6	11.9	4.3	1.1	5.5
Depreciation and amortization	11	15.8	21.6	25.6	40.1
EBITDA	$94.3	$54.1	$44.9	$56.0	$53.4
Acquisition related costs and expenses	0.0	0.0	0.0	0.0	8.9
Amortization of purchase accounting adjustments	0.0	0.0	0.0	0.0	9.2
Foreign currency losses on intercompany loans	0.0	0.0	0.0	0.0	1.6
Restructuring charges	0.2	2.4	3.3	2.6	0.3
Unrealized losses (gains) on derivatives	3.2	(1.5)	(0.8)	2.6	(0.6)
Net income attributable to non-controlling interest	1.0	1.3	1.0	0.9	0.3
Loss on disposal of assets	0.1	0.8	1.3	2.2	2.2
Stock-based compensation expense related to Real Alloy employees and non-Real Alloy employees	3.0	4.2	4.8	3.9	0.5
SG&A allocated from Aleris not directly associated with the business	13.6	12.0	12.6	12.8	1.3
Excluded entities/facilities	(6.7)	(3.6)	(3.3)	0.0	0.0
Medical expense adjustment	0.0	0.0	4.3	3.1	0.0
Extreme winter weather	0.0	0.0	0.0	2.1	0.0
Other	(3.3)	(0.8)	1.4	1.4	4.7
Segment Adjusted EBITDA	**$105.4**	**$68.9**	**$69.5**	**$87.6**	**$81.8**

[1] Historical financial data is of the Global Recycling and Specification Alloys business of Aleris. Adjusted EBITDA does not include any estimated standalone impact.
Note: For relevant footnotes, see standalone audited financial statements for December 31, 2015 filed with the SEC on form 8K dated August 9, 2016, for fiscal years ended December 31, 2014, 2013 and 2012 filed with the SEC on Form 8-K dated June 29, 2015, and Prospectus Supplement No. 1 dated January 29, 2015 for fiscal year ended December 31, 2011.

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